EXHIBIT 23

          INDEPENDENT AUDITORS' CONSENT

               We consent to the incorporation by reference in Registration Statement Nos. 33-23232, 33-34384, 33-43910, and 33-50040 on Form
          S-3 and in Registration Statement Nos. 2-90684, 2-94306, 33-0840, 33-17698, 33-25628, 33-36851, 33-41720, 33-56302, 33-73194, 33-
          57735, and 333-01941 on Form S-8 of our reports dated November 8, 1996, appearing in and incorporated by reference in this Annual Report on Form 10-K of Ballard Medical Products for the year ended September 30, 1996.

                                                      Deloitte & Touche LLP
                                                       Salt Lake City, Utah
                                                           November 8, 1996